SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                   Form 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 28, 2000


                              99(CENT) ONLY STORES
               (Exact Name of Registrant as Specified in Charter)


        California                    1-11735                  95-2411605
(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)            Identification No.)


                         4000 East Union Pacific Avenue
                       City of Commerce, California 90023
                    (Address of Principal Executive Offices)

                                 (323) 980-8145
                         (Registrant's Telephone Number)


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     ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION & EXHIBITS

     (a)  Financial Statements. N/A

     (b)  PRO FORMA Financial Information.

     On January 12, 2001, 99(cent) Only Stores (the "Registrant") filed a Current Report on Form 8-K, which incorrectly stated that PRO FORMA financial information would be filed within sixty (60) days of the filing date of the Current Report. After careful review, the Registrant has determined that PRO FORMA financial information is not required in relation to the transaction reported in the Registrant's Form 8-K.

     (c)  Exhibits. N/A


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


February 6, 2001                            99(cent)ONLY STORES


                                            By:   /S/ ERIC SCHIFFER
                                                --------------------------------
                                                   Eric Schiffer
                                                   President